Exhibit 10.28

Amendment No. 2 to the

Amended and Restated Limited Liability Company Operating Agreement

of

VGG HOLDING LLC

This Amendment No. 2 (this “Amendment”) to the Amended and Restated Limited Liability Company Operating Agreement of VGG Holding LLC, a Delaware limited liability company (the “Company”), is entered into and shall be effective as of September 21, 2007, by and among the Company, TCW/Crescent Mezzanine Partners IV, L.P., a Delaware limited partnership, TCW/Crescent Mezzanine Partners IVB, L.P., a Delaware limited partnership, MAC Equity Holdings, LLC, a Delaware limited liability company and Newstone Capital Partners, L.P., a Delaware limited partnership (collectively, the “Transferees”).

WHEREAS, the Company was formed pursuant to that certain Limited Liability Company Operating Agreement, dated as of July 13, 2007, as amended and restated by that certain Amended and Restated Limited Liability Company Operating Agreement, dated as of August 15, 2007, by and among the Persons listed as Class A Members on the signature pages thereof as amendment by Amendment No.1 to the Amended and Restated Limited Liability Company Operating Agreement, dated September 13, 2007 by and among the Company and the Persons listed as Class B Members on the signature pages thereof (the “Operating Agreement”); and

WHEREAS, pursuant to Section 8.1(b)(ii) of the Operating Agreement, Goldman desires to Transfer an aggregate of 3.96304305% Class A Percentage Interests to the Transferees (the “Transaction”); and

WHEREAS, each of Veritas and Golden Gate have approved the Transaction

NOW, THEREFORE, in consideration of the mutual agreements made herein, the Company and the Transferee hereby agree to amend the Operating Agreement as follows:

1.             Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to them in the Operating Agreement.

2.             In accordance with Section 8.1(b)(ii) of the Operating Agreement, effective as of the date hereof, each Transferee is hereby admitted to the Company as a Class A Member, For the avoidance of doubt, each Transferee shall not be an Investor or a Special Member for purposes of the Operating Agreement.

3.             Schedule A to the Operating Agreement is hereby amended in the form annexed hereto to reflect the names, addresses, Capital Contributions and Class A Percentage Interests of the Members after the admission of the Transferees to the Company.

4.             Section 12.1 of the Operating Agreement is hereby amended to (i) replace the “and” before subsection (D) with “,” and add the following immediately before the period:

and (E) each Class A Member other than an Investor or a Special Member to the extent that any such amendment (i) adversely affects the Percentage Interest of a Class A Member other than an Investor or a Special Member (except as otherwise permitted pursuant to this Agreement), (ii) adversely affects any payments to which a Class A Member other than an Investor or a Special Member has become entitled pursuant to this Agreement or (iii) adversely affects the right of a Class A Member other than an Investor or a Special Member under Article III, Article VIII, Section 5.1, Section 9.2 and this Section 12.1(E) (and related definitions) in a manner that is adverse materially and disproportionately to such Class A Member as compared to the other Class A Members

5.             All other terms of the Operating Agreement shall remain in full force and effect and by execution of this Amendment, each Transferee makes the representations and warranties set forth in Section 5.2 of the Operating Agreement and agrees to be bound by all of the terms and conditions of the Operating Agreement applicable to the Members.

6.             This Amendment may be executed in several counterparts, and all counterparts so executed shall constitute one agreement, binding on all of the parties hereto, notwithstanding that all of the parties are not signatory to the original or the same counterpart.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

VGG HOLDING LLC

By:	/s/ Hugh D. Evans
	Name:	Hugh D. Evans
	Title:	Secretary

[signature page to Amendment No. 2 to Operating Agreement]